UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2013

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

7360 Carroll Rd, Ste 200

San Diego, CA 92121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 22, 2013, TearLab Corporation issued a press release announcing preliminary estimates that total revenue for the quarter ended June 30, 2013 will be in the range of $3.4 million to $3.6 million. In addition, TearLab estimates that it booked orders for 569 TearLab® Osmolarity systems in the second quarter of 2013. Of these booked orders, 327 systems were under TearLab’s Masters Multi Unit Program, 221 were through its minimum use access programs, 6 represented direct orders, and 15 orders originated outside the United States.

The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements contained in this Form 8-K include statements relating to TearLab’s current, preliminary estimates of total revenue and booked systems orders for the second quarter of 2013. These forward-looking estimates are based on management’s current expectations, forecasts, and projections and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in these forward-looking statements. In particular, TearLab has not completed its regular quarter-end financial closing procedures, and TearLab’s independent registered public accounting firm has not completed its review of TearLab’s financial statements. Completion of TearLab’s financial statements and the subsequent review by TearLab’s independent registered accounting firm could result in adjustments to the estimates provided today. In addition, TearLab’s business is subject to numerous other risks and uncertainties that could adversely affect investors in its securities, including those set forth under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and TearLab’s other filings with the Securities and Exchange Commission. TearLab cautions investors to review these filings carefully.

Item 8.01. Other Events.

On July 22, 2013, TearLab Corporation issued a press release announcing its intention to offer, subject to market and other conditions, shares of its common stock in an underwritten public offering. The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Additionally, TearLab’s disclosure contained in Item 2.02 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of TearLab Corporation dated July 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date: July 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TearLab Corporation dated July 22, 2013.